Exhibit 32








                          UNISOURCE ENERGY CORPORATION


                         TUCSON ELECTRIC POWER COMPANY

                             _____________________


                        STATEMENTS OF CORPORATE OFFICERS
          (Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

                             _____________________

         Each of the undersigned, James S. Pignatelli, Chairman of the Board, President and Chief Executive Officer of UniSource Energy Corporation and Tucson Electric Power Company (each a "Company"), and Kevin P. Larson, Vice President, Treasurer and Chief Financial Officer of each Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that each Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that the information contained therein fairly presents, in all material respects, the financial condition and results of operation of such Company.



August 24, 2004

                                              /s/  James S. Pignatelli
                                       ---------------------------------------
                                                   James S. Pignatelli
                                            Chairman of the Board, President and
                                                 Chief Executive Officer
                                              UniSource Energy Corporation
                                             Tucson Electric Power Company


                                             /s/   Kevin P. Larson
                                       ---------------------------------------
                                                   Kevin P. Larson
                                             Vice President, Treasurer and
                                               Chief Financial Officer
                                             UniSource Energy Corporation
                                            Tucson Electric Power Company